UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                      ------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):            April 19, 2005
--------------------------------------------------------------------------------

                            Merrill Lynch & Co., Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                     1-7182                      13-2740599
--------------------------------------------------------------------------------
     (State or Other               (Commission                 (I.R.S. Employer
      Jurisdiction of              File Number)              Identification No.)
      Incorporation)

4 World Financial Center, New York, New York                       10080
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:            (212) 449-1000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
---------------------------------------------------------

On April 19, 2005, Merrill Lynch & Co., Inc. (Merrill Lynch) announced its results of operations for the three-month period ended April 1, 2005. A copy of the related press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. A Preliminary Unaudited Earnings Summary and Segment Data for the three-month period ended April 1, 2005 and supplemental quarterly data for Merrill Lynch are filed as Exhibit 99.2 to this Form 8-K and are incorporated herein by reference.

This information furnished under this Item 2.02, including Exhibits 99.1 and 99.2, shall be considered "filed" for purposes of the Securities Exchange Act of 1934, as amended.


Item 9.01. Financial Statements and Exhibits.
---------------------------------------------

     (c)  Exhibits
          --------

     99.1 Press release dated April 19, 2005 issued by Merrill Lynch & Co., Inc.

     99.2 Preliminary Unaudited Earnings Summary and Segment Data for the three-month period ended April 1, 2005 and supplemental quarterly data.


                                      * * *

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  MERRILL LYNCH & CO., INC.
                                         ---------------------------------------
                                                         (Registrant)


                                         By: /s/ Jeffrey N. Edwards
                                             -----------------------------------
                                             Jeffrey N. Edwards
                                             Chief Financial Officer


                                         By: /s/ Laurence A. Tosi
                                             -----------------------------------
                                             Laurence A. Tosi
                                             Vice President and Finance Director
                                             Principal Accounting Officer



Date: April 19, 2005

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.    Description                                                  Page
-----------    -----------                                                  ----

99.1           Press release dated April 19, 2005 issued by Merrill Lynch   5-10
               & Co., Inc.

99.2           Preliminary Unaudited Earnings Summary and Segment          11-15
               Data for the three-month period ended April 1, 2005 and supplemental quarterly data.